UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                  June 26, 2007

                                Unify Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     001-11807                   94-2710559
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
    of incorporation)                                        Identification No.)


                              2101 Arena Boulevard
                          Sacramento, California 95834
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (916) 928-6400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.      Result of Operations and Financial Condition

     On June 26, 2007, Unify Corporation (the "Company" or "Unify") issued a press release regarding the Company's financial results for its fourth quarter and fiscal 2007 year ended April 30, 2007. The full text of the Company's press release is attached hereto as Exhibit 99.1


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

Item 9.01.      Financial Statements and Exhibits.

        (c)     Exhibits.

        Exhibit No.     Description
        -----------     -----------
           99.1         Press release dated June 26, 2007


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 26, 2007


By:     /s/  Steven Bonham
        ------------------

        Steven Bonham
        Vice President and CFO
        (Principal Financial and Accounting Officer)


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